                                 EXHIBIT 10(b)



The Board of Directors
The Travelers Life and Annuity Company:



We consent to the inclusion in this Pre-Effective Amendment No. 1 to the registration statement (No. 33-58131) on Form N-4, filed for The Travelers Fund BD II for Variable Annuities, of our report on the financial statements of The Travelers Life and Annuity Company, dated January 17, 1995. Our report refers to a change in accounting for investments in accordance with the provisions of Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities."



                                               /s/ KPMG Peat Marwick LLP

                                               KPMG PEAT MARWICK LLP



Hartford, Connecticut
September 8, 1995